Legal Proceedings	12 Months Ended
Jun. 30, 2022
Legal Proceedings Provision [Abstract]
Legal proceedings

22. Legal proceedings

In October 2020, in light of the Complete Response Letter released by the FDA and the decline in the market price of our ADS, a purported class action lawsuit was filed in the U.S Federal District Court for the Southern District of New York on behalf of purchasers or acquirers of our ADSs against the Company, its Chief Executive Officer, its former Chief Financial Officer and its former Chief Medical Officer for alleged violations of the U.S. Securities Exchange Act of 1934. The parties have reached an agreement in principle to settle the securities class action on a class wide basis for $2.0 million, with no admission of liability. This settlement was paid by the Company’s insurer in May 2022, other than the minimum excess as per the Company’s insurance policy. The settlement is subject to final documentation, notice to the class members, and approval of the court. The court granted preliminary approval of the settlement on April 8, 2022 and final approval on August 15, 2022.

A class action proceeding in the Federal Court of Australia was served on the Company in May 2022 by the law firm William Roberts Lawyers on behalf of persons who, between February 22, 2018 and December 17, 2020, acquired an interest in Mesoblast shares, American Depository Receipts, and/or related equity swap arrangements. In June 2022, the law firm Phi Finney McDonald commenced a second shareholder class action against the Company in the Federal Court of Australia asserting similar claims arising during the same period. Like the class action lawsuit from October 2020 filed in the U.S. Federal District Court for the Southern District of New York, the Australian class actions relate to the Complete Response Letter released by the FDA; they also, unlike the U.S. action, relate to certain representations made by the Company in relation to our COVID-19 product candidate and the decline in the market price of our ordinary shares in December 2020. The Australian class actions have been assigned to Justice Beach, who has set a hearing date of October 25, 2022 to rule on whether to consolidate the Australian class actions into one lawsuit. Justice Beach has ordered that the Company need not file a defense until further order. The Company will continue to vigorously defend against both proceedings. The Company cannot provide any assurance as to the possible outcome or cost to us from the lawsuits, particularly as they are at an early stage, nor how long it may take to resolve such lawsuits. Thus, the Company has not accrued any amounts in connection with such legal proceedings.